UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2013

GENTIVA HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-15669	36-4335801
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3350 Riverwood Parkway, Suite 1400, Atlanta, Georgia	30339-3314
(Address of principal executive offices)	(Zip Code)

(770) 951-6450

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) In a letter to shareholders dated May 2, 2013, the Lead Director and Chairman of the Compensation Committee (“Compensation Committee”) of Gentiva Health Services, Inc. (the “Company”), together with the Company’s Executive Chairman, advised that, among other matters, changes to the Company’s compensation program would be made to:

(i) replace the “single trigger” acceleration of vesting of equity awards upon a change in control with a “double trigger”;

(ii) adopt a “claw back” policy; and

(iii) extend the performance measurement period for compensation paid under the long-term incentive performance award program beyond a one-year measuring period.

In addition, the letter stated that the Compensation Committee would consider the use of a total shareholder return adjustment feature with respect to payments made under the long-term incentive performance award element of the compensation program.

Effective September 12, 2013, the Compensation Committee and the Board of Directors of the Company (the “Board”) implemented all of these changes to the compensation program.

The first two changes were accomplished by the approval and adoption, as applicable, of (i) the Gentiva Health Services, Inc. Executive Incentive Compensation Recoupment Policy (the “Recoupment Policy”), (ii) Amendment No. 2 to the Gentiva Health Services, Inc. 2004 Equity Incentive Plan (amended and restated as of March 16, 2011), as amended by Amendment No. 1 thereto (the “Equity Plan”), and (iii) Amendment No. 1 to the Gentiva Health Services, Inc. Executive Officers Bonus Plan (the “Bonus Plan”). The third change was accomplished by amendments to awards made in 2013.

Recoupment Policy

The Recoupment Policy generally permits the Company to recover from a “covered employee” any incentive compensation (which includes equity awards and cash bonuses) awarded or paid on or after September 12, 2013 and within three years prior to: (i) any restatement of the Company’s financial statements due to material noncompliance with any financial reporting requirement under the securities laws that, had the Company’s financial statements conformed to the restatement when originally presented, would have resulted in less incentive compensation awarded or paid to the covered employee or (ii) the date the Compensation Committee determines incentive compensation was awarded or paid to the covered employee based on inaccurate financial statements or on performance measurements, calculations or other data that were inaccurately determined. The Recoupment Policy also memorializes the Compensation Committee’s adoption of a general Dodd-Frank “claw back” policy as already authorized by Section 2(b) of the Equity Plan, which “claw back” policy applies to all awards granted under the Equity Plan on or after March 16, 2011. A “covered employee” is generally any current or former executive officer of the Company or any current or former employee the Compensation Committee designates to be subject to the Recoupment Policy.

Equity Plan and Bonus Plan Amendments

The Equity Plan and the Bonus Plan were amended to (i) provide that the lapse of certain restrictions on awards granted on or after September 12, 2013 under the Equity Plan for a change of control shall not apply unless the grantee’s employment also is terminated (except in limited cases where a buyer chooses not to assume awards) following the change of control (i.e., a “double trigger”), and (ii) make awards granted on or after September 12, 2013 under both plans subject to the Recoupment Policy if the grantee is a “covered employee” under the Recoupment Policy. The amendments were effective upon approval by the Compensation Committee and Board, as applicable, and do not require shareholder approval. The description of the changes to the Equity Plan is qualified in its entirety by reference to Amendment No. 2 to the Equity Plan, filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference. The description of the changes to the Bonus Plan is qualified in its entirety by reference to Amendment No. 1 to the Bonus Plan, filed as Exhibit 10.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

Amendment & Consent to 2013 Awards

To ensure that the replacement of “single trigger” with “double trigger” vesting and the adoption of a “claw back” policy apply to stock options, restricted stock awards and performance cash awards granted under the Equity Plan on February 19, 2013 (the “2013 Awards”) to the Company’s named executive officers (“NEOs”), and to implement the extension of the performance measurement period for compensation paid under the long-term incentive performance award program beyond a one-year measuring period (including the use of a total shareholder return adjustment), the Company and each of the NEOs entered into an Amendment & Consent to 2013 Awards, providing that (i) the 2013 Awards will no longer be subject to “single trigger” vesting upon a change in control but instead to “double trigger” vesting upon a termination of employment without “cause” or for “good reason” within two years following a change in control, (ii) the 2013 Awards will be subject to the Recoupment Policy, (iii) the “one-year” performance cash awards will be subject to “earnings per share” performance targets measured over the 2015 fiscal year (instead of over the 2013 fiscal year as previously provided), and (iv) all of the performance cash awards will be subject to a three-year performance period in which the Company’s “total shareholder return” will be compared to its peer group’s “total shareholder return” during the three-year performance period covering fiscal years 2013, 2014 and 2015, and the total payout (if any) under the performance cash awards will be adjusted 20% higher if the Company achieves a positive total shareholder return and finishes first (or tied for first) compared to its peer group or 20% lower if the Company finishes last (or tied for last) compared to its peer group. If the Company does not finish first (or tied for first) or last (or tied for last) compared to its peer group, there will be no adjustment to any payout. The Company’s peer group will normally consist of the publicly-traded companies listed under the heading “Shareholder Return Performance Graph” in Item 5 of Part II of the Company’s Form 10-K for the fiscal year ending on December 31, 2012. The description of the Amendment & Consent to 2013 Awards is qualified in its entirety by reference to the Form of Amendment and Consent to 2013 Awards filed as Exhibit 10.3 to this Current Report on Form 8-K, which is incorporated herein by reference.

Further, the Company’s Executive Chairman, Rodney Windley, entered into an Amendment & Consent to 2013 Stock Options to amend his stock options granted under the Equity Plan on April 4, 2013 (the “2013 Stock Options”) to provide that (i) the time service conditions for the 2013 Stock Options will no longer be subject to “single trigger” vesting upon a change in control but instead to “double trigger” vesting upon a termination of employment without “cause” or for “good reason” within two years following a change in control, or upon a change in control if the Compensation Committee determines that such termination of employment within one year before any change in control was in connection with, or in anticipation of, the change in control, and (ii) the 2013 Stock Options will be subject to the

Recoupment Policy. The description of the Amendment & Consent to 2013 Stock Options is qualified in its entirety by reference to the Amendment & Consent to 2013 Stock Options filed as Exhibit 10.4 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Amendment No. 2 to the Gentiva Health Services, Inc. 2004 Equity Incentive Plan (amended and restated as of March 16, 2011), as amended by Amendment No. 1.

10.2	Amendment No. 1 to the Gentiva Health Services, Inc. Executive Officers Bonus Plan.

10.3	Form of Amendment & Consent to 2013 Awards.

10.4	Amendment & Consent to 2013 Stock Options.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTIVA HEALTH SERVICES, INC.

/s/ John N. Camperlengo
John N. Camperlengo
Senior Vice President, General Counsel and Secretary

Date: September 16, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 2 to the Gentiva Health Services, Inc. 2004 Equity Incentive Plan (amended and restated as of March 16, 2011), as amended by Amendment No. 1.

10.2	Amendment No. 1 to the Gentiva Health Services, Inc. Executive Officers Bonus Plan.

10.3	Form of Amendment & Consent to 2013 Awards.

10.4	Amendment & Consent to 2013 Stock Options.